                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

For More Information Contact:                     For Release - October 21, 2003
J. Downey Bridgwater, President &
Chief Executive Officer
713-507-2670
Stephen Raffaele, Chief Financial Officer
713-507-7408

                STERLING BANCSHARES REPORTS THIRD QUARTER RESULTS

HOUSTON, TX, October 21, 2003 -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today announced results for the third quarter ended September 30, 2003.

Net income for the quarter was $27.3 million or $0.61 per diluted share, up 221.1% from the $0.19 per diluted share earned in the third quarter of 2002. Included within the results for the third quarter is the Company's gain of $21.0 million from the sale of Sterling Capital Mortgage Company on September 30, 2003. For the quarter ending September 30, 2003, annualized return on average assets was 3.16% and annualized return on average common equity was 40.60%. Income from continuing operations for the third quarter of 2003 was $7.4 million or $0.17 per diluted share, down 5.6% from the $0.18 per diluted share earned during the same period of 2002. Income from discontinued operations for the third quarter of 2003 was $19.9 million, or $0.44 per diluted share, and includes the $21.0 million gain from the sale of the mortgage company.

THIRD QUARTER 2003 HIGHLIGHTS

     o September 30, 2003 - CMCR Holding Company, a majority owned indirect subsidiary of the Company, completed the sale of its subsidiary, Sterling Capital Mortgage Company to RBC Mortgage Company, an indirect subsidiary of the Royal Bank of Canada for approximately $100 million. The gross proceeds available to the Company for its indirect interest were $74.2 million.

     o August 19, 2003 - The Company entered into a definitive agreement to acquire South Texas Capital Group, Inc., of San Antonio, Texas, in a cash and stock merger. The South Texas Capital Group is a privately held bank holding company, which operates three banking offices in San Antonio under the name of Plaza Bank. The transaction is expected to close during the fourth quarter of 2003.

"The strategic divestiture of Sterling Capital Mortgage Company enables us to focus all of our resources on building the bank," commented J. Downey Bridgwater, President and Chief Executive Officer. "As such, we can now fully concentrate on providing personal service to owner-operated businesses in Texas. The net proceeds from the sale of the mortgage company and the associated capital is now available to facilitate strategic acquisitions such as Plaza Bank within our markets of Houston, Dallas, and San Antonio as they may become available. In addition, the available capital will support our ongoing internal growth generated through taking market share from the large out-of-state banks and opening new offices."

Sterling Bancshares, Inc., News Release
October 21, 2003
Page 2


Net interest income was $35.8 million in the third quarter of 2003, a decrease of 6.6% from the same period in 2002. The net interest margin for the third quarter of 2003 was 4.58% compared to 5.60% for the quarter ended September 30, 2002. Tax equivalent net interest income was $36.1 million in the third quarter of 2003, down 6.7% from the same period in 2002. The tax equivalent net interest margin for the third quarter of 2003 was 4.62% as compared to 5.65% for the third quarter of 2002.

Effective July 1, 2003, the Company adopted Statement of Financial Accounting Standards No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"), which negatively impacted net interest income and net interest margin by $1.5 million and 20 basis points, respectively, for the quarter ended September 30, 2003. SFAS 150 requires the reclassification of the Company-obligated mandatorily redeemable trust preferred securities of its subsidiary trusts, or trust preferred securities, from the mezzanine section of the Consolidated Balance Sheet to borrowings and the related interest to interest expense as of July 1, 2003. Prior to this date, the interest related to these securities was treated as minority interest on the Consolidated Statement of Income and not included in the calculation of the net interest margin. All amounts previously recognized as minority interest will not be reclassified to interest expense for all periods prior to July 1, 2003 under the standard. While this reclassification reduced third quarter net interest margin by 20 basis points, it had no impact on net income or results of operation.

Noninterest income was $7.4 million in the third quarter of 2003, up 1.6% from the third quarter of last year. Noninterest expense for the third quarter of 2003 was $27.9 million, a decrease of 6.7% from $29.1 million in the third quarter of 2002. The change in classification of the trust preferred securities' expense significantly contributed to the decrease of noninterest expense.

Average loans held for investment were $2.0 billion for the third quarter of 2003, up 9.9% from the third quarter of last year. Average total deposits for the third quarter of 2003 were $2.4 billion, up 3.4% from the third quarter of 2002.

Net charge-offs in the third quarter of 2003 were $4.4 million or 0.65% of average total loans, compared to $2.2 million or 0.38% of average total loans in the third quarter of last year. The provision for loan losses was $4.2 million for the third quarter of 2003, up $711 thousand from $3.4 million in 2002. The allowance for loan losses at September 30, 2003 was $31.4 million and represented 1.35% of total loans. The allowance for loan losses at September 30, 2002 was $26.1 million and represented 1.00% of total loans.

Nonperforming assets were $22.7 million at September 30, 2003 or 0.98% of total loans and foreclosed properties. This represents an increase of $3.1 million from the $19.6 million as of September 30, 2002.

At September 30, 2003, Sterling had total assets of $3.1 billion, total loans of $2.3 billion and total deposits of $2.4 billion. Shareholders' equity of $287 million represented 9.2% of total assets. Book value per share was $6.49.

Upon the announcements of the sales of its banking offices in Eagle Pass, Carrizo Springs, Crystal City and Pearsall ("South Texas offices") on July 15, 2002 and November 5, 2002, the Company initially determined that the sales of the offices met the requirements in Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, for presentation as discontinued operations. However after further consideration, the

Sterling Bancshares, Inc., News Release
October 21, 2003
Page 3


Company has determined that the sales of the South Texas offices did not meet such requirements. Net income, basic and diluted earnings per share and shareholders' equity are not affected by such presentation. The Company has determined that it is necessary to amend the March 31, 2003 and June 30, 2003 Forms 10-Q and the 2002 Form 10-K to exclude the sales of the South Texas offices from the discontinued operations presentation. The restated forms will be filed prior to the filing of the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2003. The information provided in this earnings release has been restated to present the South Texas offices included in continuing operations which will be in conformity with the restated Forms 10-Q and Form 10-K.

In conjunction with Sterling's third quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Stephen Raffaele, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Tuesday, October 21, 2003 at 11:00AM Eastern Time. To participate, please visit Company's web site at www.banksterling.com

Sterling Bancshares, Inc., is a Houston-based bank holding company with assets of $3.1 billion operating 35 banking offices in the greater metro areas of Dallas, Houston, and San Antonio, Texas. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). Management uses these non-GAAP measures in their analysis of the business and its performance. In particular, net interest income, net interest margin and operating efficiency are calculated on a fully tax-equivalent basis ("FTE"). Management believes that these measures calculated on a FTE basis provide a useful picture of net interest income, net interest margin and operating efficiency for comparative purposes. Net interest income and net interest margin on a FTE basis is determined by adjusting net interest income to reflect tax-exempt interest income on an equivalent before-tax basis. The efficiency ratio also uses net interest income on an FTE basis. Non-GAAP information presented by other companies may not be comparable to that presented herein, since each company may define non-GAAP measures differently.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and

Sterling Bancshares, Inc., News Release
October 21, 2003
Page 4


pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.




                              - Tables to follow -

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 5


                                              THREE MONTHS ENDED                              NINE MONTHS ENDED
                                                             2002           %                               2002          %
                                              2003         RESTATED       CHANGE             2003         RESTATED      CHANGE
                                          ------------   ------------   -----------      ------------   ------------   ---------
EARNINGS & DIVIDENDS
Period Ended September 30

Income from continuing operations         $      7,425   $      8,194          (9.4)     $     23,157   $     23,551        (1.7)
Income from discontinued operations       $     19,916   $        324       6,046.9      $     20,062   $      2,648       657.6
Net income                                $     27,341   $      8,518         221.0      $     43,219   $     26,199        65.0

Earnings per share from continuing
 operations
      Basic                               $       0.17   $       0.18          (5.6)     $       0.53   $       0.54        (1.9)
      Diluted                             $       0.17   $       0.18          (5.6)     $       0.52   $       0.53        (1.9)

Earnings per share from discontinued
 operations
      Basic                               $       0.45   $       0.01       4,400.0      $       0.45   $       0.06       650.0
      Diluted                             $       0.44   $       0.01       4,300.0      $       0.45   $       0.06       650.0

Earnings per share
      Basic                               $       0.62   $       0.19         226.3      $       0.98   $       0.60        63.3
      Diluted                             $       0.61   $       0.19         221.1      $       0.97   $       0.59        64.4

Average shares outstanding
      Basic                                     44,202         43,917           0.6            44,097         43,849         0.6
      Diluted                                   44,852         44,872          (0.0)           44,765         44,779        (0.0)

Dividends paid per common share           $      0.045   $      0.040          12.5      $      0.135   $      0.120        12.5
End of period common shares outstanding         44,232         43,931           0.7
End of period book value per share        $       6.49   $       5.47          18.6

SELECTED RATIOS
Annualized return on average assets               3.16%          1.09%          207 bps          1.69%          1.22%         47 bps
Annualized return on average
      common equity                              40.60%         13.95%        2,665             22.06%         15.10%        696
Tier 1 capital ratio                             11.91%          8.68%          323
Total capital ratio                              14.92%         10.52%          440
Tier 1 leverage ratio                             9.23%          8.46%           77

SELECTED RATIOS - CONTINUING OPERATIONS
Net interest margin (tax equivalent) (1)          4.62%          5.65%         (103)             4.91%          5.70%        (79)
Net interest margin                               4.58%          5.60%         (102)             4.86%          5.64%        (78)
Annualized return on average asset
      from continuing operations                  0.87%          1.07%          (20)             0.92%          1.11%        (19)
Annualized return on average
      common equity from
      continuing operations                      11.03%         13.41%         (238)            11.82%         13.58%       (176)
Efficiency ratio (tax equivalent) (1)            63.79%         64.71%          (92)            62.88%         64.90%       (202)
Efficiency ratio                                 64.63%         65.65%         (102)            63.73%         65.79%       (206)


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

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 6


                                            THREE MONTHS ENDED                            NINE MONTHS ENDED
                                                           2002            %                            2002            %
                                            2003         RESTATED        CHANGE          2003         RESTATED        CHANGE
                                        ------------   ------------   ------------   ------------   ------------   ------------

CONDENSED BALANCE SHEET
Period Ended September 30
Average Balances
Loans held for sale                     $    621,113   $    439,636           41.3   $    585,303   $    327,141           78.9
Loans held for investment                  2,034,079      1,850,024            9.9      2,005,257      1,750,926           14.5
                                        ------------   ------------                  ------------   ------------
Total loans                                2,655,192      2,289,660           16.0      2,590,560      2,078,067           24.7
Securities                                   302,940        302,758            0.1        305,941        309,442           (1.1)
Trading assets                               126,349        105,418           19.9        118,323        103,619           14.2
Other earning assets                          14,066         18,037          (22.0)        15,573         31,195          (50.1)
Allowance for credit losses                  (32,333)       (25,117)          28.7        (29,961)       (24,386)          22.9
Goodwill, net                                 50,354         51,112           (1.5)        52,191         50,396            3.6
Other assets                                 281,096        308,399           (8.9)       310,446        287,808            7.9
Assets related to discontinued
 operations                                   36,683         46,461          (21.0)        47,600         41,855           13.7
                                        ------------   ------------                  ------------   ------------
Total assets                            $  3,434,347   $  3,096,728           10.9   $  3,410,673   $  2,877,996           18.5
                                        ============   ============                  ============   ============

Noninterest bearing deposits            $    913,403   $    862,041            6.0   $    925,580   $    808,196           14.5
Interest bearing deposits                  1,535,491      1,505,411            2.0      1,578,865      1,474,731            7.1
                                        ------------   ------------                  ------------   ------------
Total deposits                             2,448,894      2,367,452            3.4      2,504,445      2,282,927            9.7
Other borrowings                             527,771        358,135           47.4        466,660        244,191           91.1
Notes Payable                                 17,553         20,716          (15.3)        19,343         20,824           (7.1)
Subordinated debt                             46,356             --             --         30,620             --             --
Trust preferred securities (2)                80,000             --             --         26,960             --             --
Other liabilities                             10,390         14,666          (29.2)        12,444         14,680          (15.2)
Liabilities related to discontinued
 operations                                   35,995         26,857           34.0         34,825         22,519           54.6
                                        ------------   ------------                  ------------   ------------
Total liabilities                          3,166,959      2,787,826           13.6      3,095,297      2,585,141           19.7
Trust preferred securities (2)                    --         65,938         (100.0)        53,040         60,343          (12.1)
Realized shareholders' equity                264,651        238,496           11.0        258,970        228,321           13.4
Accumulated other comprehensive income         2,737          4,468          (38.7)         3,366          4,191          (19.7)
                                        ------------   ------------                  ------------   ------------
Total liabilities and shareholders'
 equity                                 $  3,434,347   $  3,096,728           10.9   $  3,410,673   $  2,877,996           18.5
                                        ============   ============                  ============   ============


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

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 7


                                                           AS OF SEPTEMBER 30,
                                                                           2002             %
                                                          2003           RESTATED         CHANGE
                                                      ------------     ------------     ------------
End of Period
Loans held for sale (3)                               $    311,729     $    727,227            (57.1)%
Loans held for investment                                2,010,253        1,897,164              6.0
                                                      ------------     ------------
Total loans                                              2,321,982        2,624,391            (11.5)
Securities                                                 357,978          297,171             20.5
Trading assets                                             131,597          120,066              9.6
Other earning assets                                        24,985           26,900             (7.1)
Allowance for credit losses                                (31,350)         (26,128)            20.0
Goodwill, net                                               50,354           55,551             (9.4)
Other assets                                               267,908          310,229            (13.6)
Assets related to discontinued operations                       --           47,065           (100.0)
                                                      ------------     ------------
Total assets                                          $  3,123,454     $  3,455,245             (9.6)
                                                      ============     ============

Noninterest bearing deposits                          $    961,877     $    975,950             (1.4)
Interest bearing deposits                                1,454,385        1,654,885            (12.1)
                                                      ------------     ------------
Total deposits                                           2,416,262        2,630,835             (8.2)
Other borrowings                                           231,956          408,098            (43.2)
Notes payable                                               17,028           21,471            (20.7)
Subordinated debt                                           47,453               --               --
Other liabilities                                           43,625           15,964            173.3
Trust preferred securities (2)                              80,000               --               --
Liabilities related to discontinued operations                  --           29,097           (100.0)
                                                      ------------     ------------
Total liabilities                                        2,836,324        3,105,465             (8.7)
Trust preferred securities (2)                                  --          108,750           (100.0)
Realized shareholders' equity                              284,509          236,477             20.3
Accumulated other comprehensive income                       2,621            4,553            (42.4)
                                                      ------------     ------------
Total liabilities and shareholders' equity            $  3,123,454     $  3,455,245             (9.6)
                                                      ============     ============


                                     -more-

STERLING BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 8


                                                                   2ND QTR          1ST QTR          4TH QTR          3RD QTR
                                                  3RD QTR            2003             2003             2002             2002
                                                    2003           RESTATED         RESTATED         RESTATED         RESTATED
                                                ------------     ------------     ------------     ------------     ------------
CREDIT DATA - CONTINUING OPERATIONS
Allowance for loans - beginning                 $     31,574     $     28,429     $     27,248     $     26,128     $     24,217
Allowance from acquisitions                               --               --               --               --              656
Allowance sold with divestiture                           --               --             (353)              --               --
Provision for credit losses                            4,150            6,098            4,450            2,550            3,439
Net charge-offs                                       (4,374)          (2,953)          (2,916)          (1,430)          (2,184)
                                                ------------     ------------     ------------     ------------     ------------
Allowance for credit losses - ending            $     31,350     $     31,574     $     28,429     $     27,248     $     26,128
                                                ============     ============     ============     ============     ============

Nonaccrual loans - loans held for
 investment                                     $     19,788     $     17,946     $     17,776     $     16,819     $     15,120
Nonaccrual loans - SCMC AFS loans                         --            2,143            2,793            2,835               --
Other real estate - loans held for
 investment                                            2,669            2,461            3,565            2,604            4,099
Other real estate - SCMC AFS loans                        --            2,275            1,612              755              322
Other repossessed assets                                 237               89               97               66               44
                                                ------------     ------------     ------------     ------------     ------------
Total nonperforming assets                      $     22,694     $     24,914     $     25,843     $     23,079     $     19,585
                                                ============     ============     ============     ============     ============

Accruing loans past due 90 days or more
    Loans held for investment                   $      2,590     $        110     $        180     $        179     $        384
    SCMC AFS loans                                     2,528               --              154              805            2,525

RATIOS
Nonperforming assets to loans, ORE and ORA              0.98%            0.94%            1.05%            0.87%            0.75%
Nonperforming loans to total loans                      0.85%            0.76%            0.84%            0.74%            0.58%
Allowance to total loans                                1.35%            1.19%            1.16%            1.03%            1.00%
Allowance to nonperforming assets                     138.14%          126.73%          110.01%          118.06%          133.41%
Net charge-offs to average loans
 (annualized)                                           0.65%            0.45%            0.48%            0.22%            0.38%
Provision for credit losses to average
 loans (annualized)                                     0.62%            0.93%            0.72%            0.40%            0.60%

SELECTED AVERAGE BALANCES
Loans available for sale                        $    621,113     $    617,822     $    515,814     $    648,592     $    439,636
Loans held for investment                          2,034,079        2,007,484        1,973,546        1,904,800        1,850,024
Total loans                                        2,655,192        2,625,306        2,489,360        2,553,392        2,289,660
Securities                                           302,940          295,811          319,250          306,168          302,758
Trading assets                                       126,349          107,383          121,181          147,788          105,418
Other earning assets                                  14,066           15,249           17,442           15,688           18,037
Goodwill                                              50,354           51,082           55,190           55,547           51,112
Earning assets                                     3,098,547        3,043,749        2,947,233        3,023,036        2,715,873
Assets related to discontinued operations             36,683           53,767           52,524           51,615           46,461
Total assets                                       3,434,347        3,440,615        3,356,197        3,449,969        3,096,728
Noninterest bearing deposits                         913,403          949,373          913,969          950,192          862,041
Interest bearing deposits                          1,535,491        1,565,790        1,636,424        1,676,519        1,505,411
Total deposits                                     2,448,894        2,515,163        2,550,393        2,626,711        2,367,452
Other borrowings                                     527,771          470,633          400,184          405,957          358,135
Notes payable                                         17,553           19,792           20,717           21,470           20,716
Subordinated debt                                     46,356           44,994               --               --               --
Trust preferred securities (2)                        80,000           80,000           80,000           99,063           65,938
Liabilities related to discontinued operation         35,995           33,583           34,886           30,672           26,857
Shareholders' equity                                 267,388          263,748          255,744          248,754          242,964

FUNDINGS AT SCMC
Original production                                  795,734          975,679          690,620          796,158          756,252
Refinanced                                         1,023,113        1,011,998          777,062          888,824          481,673
                                                ------------     ------------     ------------     ------------     ------------
Total                                           $  1,818,847     $  1,987,677     $  1,467,682     $  1,684,982     $  1,237,925
                                                ============     ============     ============     ============     ============


                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 9


                                                                 PERIOD END AS OF
                                                            ----------------------------         INCREASE/(DECREASE)
                                                                             9/30/2002      ----------------------------
                                                             9/30/2003        RESTATED         AMOUNT            %
                                                            ------------    ------------    ------------    ------------
ASSETS
Cash and cash equivalents                                   $    134,133    $    140,806    $     (6,673)           (4.7)%
Interest-bearing deposits in financial institutions                1,338           1,669            (331)          (19.8)
Securities purchased with an agreement to resell                      --           1,890          (1,890)         (100.0)
Trading assets                                                   131,597         120,066          11,531             9.6
Available-for-sale securities, at fair value                     312,005         232,771          79,234            34.0
Held-to-maturity securities, at amortized cost                    45,973          64,400         (18,427)          (28.6)
Loans held for sale                                              311,729         727,227        (415,498)          (57.1)
Loans held for investment:
    Commercial and industrial                                    627,378         564,197          63,181            11.2
    Real estate:
      Commercial                                                 703,548         615,604          87,944            14.3
      Residential mortgage                                       187,549         197,644         (10,095)           (5.1)
      Construction and development                               382,062         363,682          18,380             5.1
    Consumer/other                                               109,716         156,048         (46,332)          (29.7)
    Unearned premium (discount)                                       --             (11)             11          (100.0)
                                                            ------------    ------------    ------------
      Loans held for investment                                2,010,253       1,897,164         113,089             6.0
      Allowance for credit losses                                (31,350)        (26,128)         (5,222)           20.0
                                                            ------------    ------------    ------------
    Loans held for investment, net                             1,978,903       1,871,036         107,867             5.8
Accrued interest receivable                                       11,549          14,274          (2,725)          (19.1)
Real estate acquired by foreclosure                                2,669           4,421          (1,752)          (39.6)
Premises and equipment, net                                       44,845          52,405          (7,560)          (14.4)
Goodwill, net                                                     50,354          55,551          (5,197)           (9.4)
Core deposit intangible                                            1,757           2,225            (468)          (21.0)
Other assets                                                      96,602         119,439         (22,837)          (19.1)
Assets related to discontinued operations                             --          47,065         (47,065)         (100.0)
                                                            ------------    ------------    ------------
TOTAL ASSETS                                                $  3,123,454    $  3,455,245    $   (331,791)           (9.6)
                                                            ============    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
    Noninterest-bearing                                     $    961,877    $    975,950    $    (14,073)           (1.4)
    Interest-bearing                                             862,271         893,172         (30,901)           (3.5)
Certificates of deposit and other time deposits:
    Jumbo                                                        378,380         500,780        (122,400)          (24.4)
    Nonjumbo                                                     213,734         260,933         (47,199)          (18.1)
                                                            ------------    ------------    ------------
    Total deposits                                             2,416,262       2,630,835        (214,573)           (8.2)
Other borrowed funds                                             231,956         408,098        (176,142)          (43.2)
Notes payable                                                     17,028          21,471          (4,443)          (20.7)
Subordinated debt                                                 47,453              --          47,453              --
Company-obligated mandatorily redeemable
    Trust preferred securities of subsidiary trusts(2)            80,000              --          80,000              --
Accrued interest payable and other liabilities                    43,625          15,964          27,661           173.3
Liabilities related to discontinued operations                        --          29,097         (29,097)         (100.0)
                                                            ------------    ------------    ------------
    Total liabilities                                          2,836,324       3,105,465        (269,141)           (8.7)

Company-obligated mandatorily redeemable
    Trust preferred securities of subsidiary trusts(2)                --         108,750        (108,750)         (100.0)

Shareholders' equity:
    Convertible preferred stock, $1 par value, 1
      million shares authorized                                       20              59             (39)          (66.1)
    Common stock, $1 par value, 100 million shares
      authorized                                                  44,232          43,931             301             0.7
    Capital surplus                                               46,329          44,414           1,915             4.3
    Retained earnings                                            193,928         148,073          45,855            31.0
    Accumulated other comprehensive income--net
      unrealized gain on available-for-sale securities,
      net of tax                                                   2,621           4,553          (1,932)          (42.4)
                                                            ------------    ------------    ------------
      Total shareholders' equity                                 287,130         241,030          46,100            19.1
                                                            ------------    ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $  3,123,454    $  3,455,245    $   (331,791)           (9.6)
                                                            ============    ============    ============


                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 10


                                                         QUARTER ENDED SEPT. 30,
                                                                           2002             INCREASE/(DECREASE)
                                                          2003           RESTATED         AMOUNT             %
                                                      ------------     ------------    ------------     ------------
Interest income:
   Loans, including fees                              $     40,396     $     40,912    $       (516)            (1.3)%
   Securities:
     Taxable                                                 2,162            3,303          (1,141)           (34.5)
     Tax-exempt                                                529              697            (168)           (24.1)
   Federal funds sold and securities purchased
     under agreements to resell                                 27               76             (49)           (64.5)
   Trading assets                                              857            1,282            (425)           (33.2)
   Deposits in financial institutions                           17               27             (10)           (37.0)
                                                      ------------     ------------    ------------
      Total interest income                                 43,988           46,297          (2,309)            (5.0)

Interest expense:
   Demand and savings deposits                                 987            2,054          (1,067)           (51.9)
   Certificates and other time deposits                      3,461            4,088            (627)           (15.3)
   Other borrowed funds                                      1,491            1,651            (160)            (9.7)
   Notes payable                                               137              202             (65)           (32.2)
   Subordinated debt                                           589               --             589               --
   Company-obligated mandatorily redeemable
     trust preferred securities of
     subsidiary trusts (2)                                   1,542               --           1,542               --
                                                      ------------     ------------    ------------
      Total interest expense                                 8,207            7,995             212              2.7
                                                      ------------     ------------    ------------
      NET INTEREST INCOME                                   35,781           38,302          (2,521)            (6.6)

         Provision for credit losses                         4,150            3,439             711             20.7
                                                      ------------     ------------    ------------
      NET INTEREST INCOME AFTER
        PROVISION FOR CREDIT LOSSES                         31,631           34,863          (3,232)            (9.3)

Noninterest income:
   Customer service fees                                     4,061            4,126             (65)            (1.6)
   Other                                                     3,369            3,185             184              5.8
                                                      ------------     ------------    ------------
      Total noninterest income                               7,430            7,311             119              1.6

Noninterest expense:
   Salaries and employee benefits                           16,583           16,143             440              2.7
   Occupancy expense                                         3,996            3,800             196              5.2
   Net (gain) loss and carrying costs of
     real estate acquired by foreclosure                      (225)             229            (454)          (198.3)
   Technology                                                1,289            1,309             (20)            (1.5)
   Postage and delivery charges                                527              583             (56)            (9.6)
   Supplies                                                    304              352             (48)           (13.6)
   Professional fees                                         1,317            1,243              74              6.0
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of
      subsidiary trusts (2)                                     --            1,462          (1,462)          (100.0)
   Conversion costs related to acquisitions                     --              973            (973)          (100.0)
   Other                                                     4,138            3,852             286              7.4
                                                      ------------     ------------    ------------
      Total noninterest expense                             27,929           29,946          (2,017)            (6.7)

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                                11,132           12,228          (1,096)            (9.0)
         Provision for income taxes                          3,707            4,034            (327)            (8.1)
                                                      ------------     ------------    ------------
      INCOME FROM CONTINUING OPERATIONS                      7,425            8,194            (769)            (9.4)

      INCOME FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                                44,426              597          43,829          7,341.5
         Provision for income taxes                         24,510              273          24,237          8,878.0
                                                      ------------     ------------    ------------
      INCOME FROM DISCONTINUED OPERATIONS                   19,916              324          19,592          6,046.9
                                                      ------------     ------------    ------------
      NET INCOME                                      $     27,341     $      8,518    $     18,823            221.0
                                                      ============     ============    ============

EARNINGS PER SHARE:
   Basic                                              $       0.62     $       0.19    $       0.43            226.3
                                                      ============     ============    ============
   Diluted                                            $       0.61     $       0.19    $       0.42            221.1
                                                      ============     ============    ============

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                              $       0.17     $       0.18    $      (0.01)            (5.6)
                                                      ============     ============    ============
   Diluted                                            $       0.17     $       0.18    $      (0.01)            (5.6)
                                                      ============     ============    ============

                                                       NINE MONTHS ENDED SEPT. 30,
                                                                           2002             INCREASE/(DECREASE)
                                                          2003           RESTATED         AMOUNT             %
                                                      ------------     ------------    ------------     ------------
Interest income:
   Loans, including fees                              $    121,592     $    112,863    $      8,729              7.7%
   Securities:
     Taxable                                                 7,087           10,953          (3,866)           (35.3)
     Tax-exempt                                              1,773            2,217            (444)           (20.0)
   Federal funds sold and securities purchased
     under agreements to resell                                113              415            (302)           (72.8)
   Trading assets                                            2,590            3,249            (659)           (20.3)
   Deposits in financial institutions                           53               86             (33)           (38.4)
                                                      ------------     ------------    ------------
      Total interest income                                133,208          129,783           3,425              2.6

Interest expense:
   Demand and savings deposits                               3,736            6,766          (3,030)           (44.8)
   Certificates and other time deposits                     11,514           12,632          (1,118)            (8.9)
   Other borrowed funds                                      4,417            3,372           1,045             31.0
   Notes payable                                               457              602            (145)           (24.1)
   Subordinated debt                                         1,305               --           1,305               --
   Company-obligated mandatorily redeemable
     trust preferred securities of
     subsidiary trusts (2)                                   1,542               --           1,542               --
                                                      ------------     ------------    ------------
      Total interest expense                                22,971           23,372            (401)            (1.7)
                                                      ------------     ------------    ------------
      NET INTEREST INCOME                                  110,237          106,411           3,826              3.6

         Provision for credit losses                        14,698            9,150           5,548             60.6
                                                      ------------     ------------    ------------
      NET INTEREST INCOME AFTER
        PROVISION FOR CREDIT LOSSES                         95,539           97,261          (1,722)            (1.8)

Noninterest income:
   Customer service fees                                    12,361           12,378             (17)            (0.1)
   Other                                                    13,336            9,244           4,092             44.3
                                                      ------------     ------------    ------------
      Total noninterest income                              25,697           21,622           4,075             18.8

Noninterest expense:
   Salaries and employee benefits                           49,916           46,681           3,235              6.9
   Occupancy expense                                        11,708           11,312             396              3.5
   Net (gain) loss and carrying costs of
     real estate acquired by foreclosure                      (436)             300            (736)          (245.3)
   Technology                                                3,718            3,741             (23)            (0.6)
   Postage and delivery charges                              1,646            1,702             (56)            (3.3)
   Supplies                                                    990            1,000             (10)            (1.0)
   Professional fees                                         3,300            3,107             193              6.2
   Minority interest expense:
     Company-obligated mandatorily redeemable
      trust preferred securities of
      subsidiary trusts (2)                                  3,101            4,117          (1,016)           (24.7)
   Conversion costs related to acquisitions                     --              973            (973)          (100.0)
   Other                                                    12,682           11,301           1,381             12.2
                                                      ------------     ------------    ------------
      Total noninterest expense                             86,625           84,234           2,391              2.8

      INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES                                34,611           34,649             (38)            (0.1)
         Provision for income taxes                         11,454           11,098             356              3.2
                                                      ------------     ------------    ------------
      INCOME FROM CONTINUING OPERATIONS                     23,157           23,551            (394)            (1.7)

      INCOME FROM DISCONTINUED OPERATIONS
         BEFORE INCOME TAXES                                44,719            4,518          40,201            889.8
         Provision for income taxes                         24,657            1,870          22,787          1,218.6
                                                      ------------     ------------    ------------
      INCOME FROM DISCONTINUED OPERATIONS                   20,062            2,648          17,414            657.6
                                                      ------------     ------------    ------------
      NET INCOME                                      $     43,219     $     26,199    $     17,020             65.0
                                                      ============     ============    ============

EARNINGS PER SHARE:
   Basic                                              $       0.98     $       0.60    $       0.38             63.3
                                                      ============     ============    ============
   Diluted                                            $       0.97     $       0.59    $       0.38             64.4
                                                      ============     ============    ============

EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
   Basic                                              $       0.53     $       0.54    $      (0.01)            (1.9)
                                                      ============     ============    ============
   Diluted                                            $       0.52     $       0.53    $      (0.01)            (1.9)
                                                      ============     ============    ============


                                     -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 11


                                                                       2ND QTR         1ST QTR         4TH QTR         3RD QTR
                                                       3RD QTR           2003            2003            2002            2002
                                                         2003          RESTATED        RESTATED        RESTATED        RESTATED
                                                     ------------    ------------    ------------    ------------    ------------
Interest income:
    Loans, including fees                            $     40,396    $     41,172    $     40,024    $     44,039    $     40,912
    Securities:
      Taxable                                               2,162           2,201           2,724           3,004           3,303
      Tax-exempt                                              529             595             649             673             697
    Federal funds sold and securities
      purchased under agreements to resell                     27              39              47              48              76
    Trading assets                                            857             871             862           1,291           1,282
    Deposits in financial institutions                         17              17              19              20              27
                                                     ------------    ------------    ------------    ------------    ------------
        Total interest income                              43,988          44,895          44,325          49,075          46,297

Interest expense:
    Demand and savings deposits                               987           1,288           1,461           1,775           2,054
    Certificates and other time deposits                    3,461           3,827           4,226           4,847           4,088
    Other borrowed funds                                    1,491           1,578           1,348           1,574           1,651
    Note payable                                              137             155             165             195             202
    Subordinated debt                                         589             716              --              --              --
    Company-obligated mandatorily
      redeemable trust preferred securities
      of subsidiary trusts (2)                              1,542              --              --              --              --
                                                     ------------    ------------    ------------    ------------    ------------
        Total interest expense                              8,207           7,564           7,200           8,391           7,995
                                                     ------------    ------------    ------------    ------------    ------------
        NET INTEREST INCOME                                35,781          37,331          37,125          40,684          38,302

           Provision for credit losses                      4,150           6,098           4,450           2,550           3,439
                                                     ------------    ------------    ------------    ------------    ------------
        NET INTEREST INCOME AFTER
          PROVISION FOR CREDIT LOSSES                      31,631          31,233          32,675          38,134          34,863

Noninterest income:
    Customer service fees                                   4,061           3,986           4,314           4,515           4,126
    Other                                                   3,369           3,053           6,914           3,474           3,185
                                                     ------------    ------------    ------------    ------------    ------------
        Total noninterest income                            7,430           7,039          11,228           7,989           7,311

Noninterest expense:
    Salaries and employee benefits                         16,583          16,082          17,251          16,749          16,143
    Occupancy expense                                       3,996           3,960           3,752           3,869           3,800
    Net (gain) loss and carrying costs of
      real estate acquired by foreclosure                    (225)           (205)             (6)            181             229
    Technology                                              1,289           1,229           1,200           1,305           1,309
    Postage and delivery charges                              527             522             597             586             583
    Supplies                                                  304             332             354             401             352
    Professional fees                                       1,317           1,289             694           1,098           1,243
    Minority interest expense:
      Company-obligated mandatorily
        redeemable trust preferred securities
        of subsidiary trusts (2)                               --           1,549           1,552           1,799           1,462
    Conversion costs related to acquisitions                   --              --              --            (151)            973
    Other                                                   4,138           4,295           4,249           6,035           3,852
                                                     ------------    ------------    ------------    ------------    ------------
        Total noninterest expense                          27,929          29,053          29,643          31,872          29,946

        INCOME FROM CONTINUING OPERATIONS
           BEFORE INCOME TAXES                             11,132           9,219          14,260          14,251          12,228
           Provision for income taxes                       3,707           3,028           4,719           4,619           4,034
                                                     ------------    ------------    ------------    ------------    ------------
        INCOME FROM CONTINUING OPERATIONS                   7,425           6,191           9,541           9,632           8,194

        INCOME (LOSS) FROM DISCONTINUED
           OPERATIONS BEFORE INCOME TAXES                  44,426          (2,534)          2,827           1,211             597
           Provision (benefit) for income taxes            24,510            (984)          1,131             491             273
                                                     ------------    ------------    ------------    ------------    ------------
        INCOME (LOSS) FROM DISCONTINUED
           OPERATIONS                                      19,916          (1,550)          1,696             720             324
                                                     ------------    ------------    ------------    ------------    ------------
        NET INCOME                                   $     27,341    $      4,641    $     11,237    $     10,352    $      8,518
                                                     ============    ============    ============    ============    ============

EARNINGS PER SHARE:
    Basic                                            $       0.62    $       0.11    $       0.26    $       0.24    $       0.19
                                                     ============    ============    ============    ============    ============
    Diluted                                          $       0.61    $       0.10    $       0.25    $       0.23    $       0.19
                                                     ============    ============    ============    ============    ============

EARNINGS PER SHARE FROM CONTINUING
  OPERATIONS:
    Basic                                            $       0.17    $       0.14    $       0.22    $       0.22    $       0.18
                                                     ============    ============    ============    ============    ============
    Diluted                                          $       0.17    $       0.14    $       0.21    $       0.22    $       0.18
                                                     ============    ============    ============    ============    ============


                                     -more-

STERLING BANCSHARES, INC.
YIELD ANALYSIS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 12


                                                                               QUARTER ENDED
                                            ------------------------------------------------------------------------------------
                                                       SEPTEMBER 30, 2003                     SEPTEMBER 30, 2002 (RESTATED)
                                            ----------------------------------------    ----------------------------------------
                                              AVERAGE                                     AVERAGE
                                              BALANCE       INTEREST        YIELD         BALANCE        INTEREST       YIELD
                                            -----------    -----------   -----------    -----------    -----------   -----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
  institutions                              $     1,344    $        17          5.02%   $     1,722    $        27          6.22%
Federal funds sold and securities
  purchased under agreements to resell           12,722             27          0.84%        16,315             76          1.85%
Trading Assets                                  126,349            857          2.69%       105,418          1,282          4.82%
Investment securities (taxable)                 254,234          2,162          3.37%       238,653          3,303          5.49%
Investment securities (tax-exempt)               48,706            529          4.31%        64,105            697          4.31%
Loans held for sale (taxable)                   621,113          8,240          5.26%       439,636          7,871          7.10%
Loans held for investment (taxable)           2,029,679         32,086          6.27%     1,845,231         32,967          7.09%
Loans held for investment (tax-exempt)            4,400             70          6.31%         4,793             74          6.13%
                                            -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Earning Assets               3,098,547         43,988          5.63%     2,715,873         46,297          6.76%

NONINTEREST EARNING ASSETS:
Cash and due from banks                          98,693                                      92,181
Premises and equipment, net                      46,174                                      51,323
Other assets                                    186,583                                     216,007
Allowance for credit losses                     (32,333)                                    (25,117)
Assets related to discontinued operations        36,683                                      46,461
                                            -----------                                 -----------
  Total Noninterest Earning Assets              335,800                                     380,855
                                            -----------                                 -----------

  TOTAL ASSETS                              $ 3,434,347                                 $ 3,096,728
                                            ===========                                 ===========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                 $   877,274            987          0.45%   $   886,260          2,054          0.92%
Certificates and other time deposits            658,217          3,461          2.09%       619,151          4,088          2.62%
Other borrowings                                527,771          1,491          1.12%       358,135          1,651          1.83%
Notes payable                                    17,553            137          3.10%        20,716            202          3.87%
Subordinated debt                                46,356            589          5.04%            --             --            --
Trust preferred securities (2)                   80,000          1,542          7.65%            --             --            --
                                            -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Bearing Liabilities          2,207,171          8,207          1.48%     1,884,262          7,995          1.68%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                 913,403                                     862,041
Other liabilities                                10,390                                      14,666
Liabilities related to discontinued
  operations                                     35,995                                      26,857
                                            -----------                                 -----------
  Total Noninterest Bearing Liabilities         959,788                                     903,564

Trust preferred securities (2)                       --                                      65,938
Shareholders' equity                            267,388                                     242,964
                                            -----------                                 -----------

  TOTAL LIABILITIES AND SHAREHOLDERS'
    EQUITY                                  $ 3,434,347                                 $ 3,096,728
                                            ===========                                 ===========

NET INTEREST INCOME & MARGIN                               $    35,781          4.58%                  $    38,302          5.60%
                                                           ===========   ===========                   ===========   ===========

NET INTEREST INCOME & MARGIN (TAX
  EQUIVALENT) (1)                                          $    36,080          4.62%                  $    38,684          5.65%
                                                           ===========   ===========                   ===========   ===========

Due to the adoption of FASB No. 150 as of July 1, 2003, net interest income and the net interest margin were negatively impacted by $1.5 million and 20 basis points, respectively, for the quarter ended September 30, 2003. See footnote 2 on page 15 of this earnings release for further discussion.


                                     -more-

STERLING BANCSHARES, INC.
YIELD ANALYSIS (UNAUDITED)
(DOLLARS IN THOUSANDS)
Page 13


                                                                            NINE MONTHS ENDED
                                           ------------------------------------------------------------------------------------
                                                       SEPTEMBER 30, 2003                    SEPTEMBER 30, 2002 (RESTATED)
                                           ----------------------------------------    ----------------------------------------
                                             AVERAGE                                     AVERAGE
                                             BALANCE        INTEREST       YIELD         BALANCE        INTEREST       YIELD
                                           -----------    -----------   -----------    -----------    -----------   -----------
INTEREST EARNING ASSETS:
Interest bearing deposits in financial
  institutions                             $     1,262    $        53          5.61%   $     2,082    $        86          5.52%
Federal funds sold and securities
  purchased under agreements to resell          14,311            113          1.06%        29,113            415          1.91%
Trading Assets                                 118,323          2,590          2.93%       103,619          3,249          4.19%
Investment securities (taxable)                252,001          7,087          3.76%       241,286         10,953          6.07%
Investment securities (tax-exempt)              53,940          1,773          4.39%        68,156          2,217          4.35%
Loans held for sale (taxable)                  585,303         23,844          5.45%       327,141         17,669          7.22%
Loans held for investment (taxable)          2,000,583         97,525          6.52%     1,745,878         94,963          7.27%
Loans held for investment (tax-exempt)           4,674            223          6.38%         5,048            231          6.12%
                                           -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Earning Assets              3,030,397        133,208          5.88%     2,522,323        129,783          6.88%

NONINTEREST EARNING ASSETS:
Cash and due from banks                         98,781                                      95,391
Premises and equipment, net                     48,329                                      51,694
Other assets                                   215,527                                     191,119
Allowance for credit losses                    (29,961)                                    (24,386)
Assets related to discontinued
  operations                                    47,600                                      41,855
                                           -----------                                 -----------
  Total Noninterest Earning Assets             380,276                                     355,673
                                           -----------                                 -----------

  TOTAL ASSETS                             $ 3,410,673                                   2,877,996
                                           ===========                                 ===========

INTEREST BEARING LIABILITIES:
Demand and savings deposits                $   894,814          3,736          0.56%   $   881,276          6,766          1.03%
Certificates and other time deposits           684,051         11,514          2.25%       593,455         12,632          2.85%
Other borrowings                               466,660          4,417          1.27%       244,191          3,372          1.85%
Notes payable                                   19,343            457          3.16%        20,824            602          3.87%
Subordinated debt                               30,620          1,305          5.70%            --             --            --
Trust preferred securities (2)                  26,960          1,542          7.65%            --             --            --
                                           -----------    -----------   -----------    -----------    -----------   -----------
  Total Interest Bearing Liabilities         2,122,448         22,971          1.45%     1,739,746         23,372          1.80%

NONINTEREST BEARING LIABILITIES:
Demand deposits                                925,580                                     808,196
Other liabilities                               12,444                                      14,680
Liabilities related to discontinued
  operations                                    34,825                                      22,519
                                           -----------                                 -----------
  Total Noninterest Bearing Liabilities        972,849                                     845,395

Trust preferred securities (2)                  53,040                                      60,343
Shareholders' equity                           262,336                                     232,512
                                           -----------                                 -----------

  TOTAL LIABILITIES AND SHAREHOLDERS'
    EQUITY                                 $ 3,410,673                                 $ 2,877,996
                                           ===========                                 ===========

NET INTEREST INCOME & MARGIN                              $   110,237          4.86%                  $   106,411          5.64%
                                                          ===========   ===========                   ===========   ===========

NET INTEREST INCOME & MARGIN (TAX
  EQUIVALENT) (1)                                         $   111,239          4.91%                  $   107,618          5.70%
                                                          ===========   ===========                   ===========   ===========

Due to the adoption of FASB No. 150 as of July 1, 2003, net interest income and the net interest margin were negatively impacted by $1.5 million and 7 basis points, respectively, for the nine months ended September 30, 2003. See footnote 2 on page 15 of this earnings release for further discussion.


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

STERLING BANCSHARES, INC.
DISCONTINUED OPERATIONS INCOME STATEMENT (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Page 14


                                                   QUARTER ENDED SEPT. 30,
                                                                     2002            INCREASE/(DECREASE)
                                                    2003           RESTATED         AMOUNT             %
                                                ------------     ------------    ------------     ------------
Net interest income                                       --               --              --
         Provision for credit losses                     699               --             699               --
                                                ------------     ------------    ------------
      Net interest income after
        Provision for credit losses                     (699)              --            (699)              --

Noninterest income:
   Gain on sale of mortgage loans                      9,237            9,320             (83)            (0.9)
   Mortgage origination income                         6,228            8,802          (2,574)           (29.2)
   Gain on sale of Sterling Capital
     Mortgage Company                                 45,983               --          45,983               --
   Other                                               2,889            2,359             530             22.5
                                                ------------     ------------    ------------
      Total noninterest income                        64,337           20,481          43,856            214.1

Noninterest expense:
   Salaries and employee benefits                      8,105            8,448            (343)            (4.1)
   Occupancy expense                                   3,356            2,447             909             37.1
   Net loss and carrying costs of real
     estate acquired by foreclosure                       68               --              68               --
   Mortgage servicing rights amortization              1,155            6,141          (4,986)           (81.2)
   Technology                                            299              277              22              7.9
   Postage and delivery charges                          398              325              73             22.5
   Supplies                                              426              398              28              7.0
   Professional fees                                     341              159             182            114.5
   Minority interest expense:
     Sterling Capital Mortgage Company                     3               81             (78)           (96.3)
   Other                                               5,061            1,608           3,453            214.7
                                                ------------     ------------    ------------
      Total noninterest expense                       19,212           19,884            (672)            (3.4)

      INCOME FROM DISCONTINUED
         OPERATIONS BEFORE INCOME TAXES               44,426              597          43,829          7,341.5
         Provision for income taxes                   24,510              273          24,237          8,878.0
                                                ------------     ------------    ------------
      INCOME FROM DISCONTINUED
         OPERATIONS                             $     19,916     $        324    $     19,592          6,046.9
                                                ============     ============    ============

EARNINGS PER SHARE FROM DISCONTINUED
  OPERATIONS:
   Basic                                        $       0.45     $       0.01    $       0.44          4,400.0
                                                ============     ============    ============
   Diluted                                      $       0.44     $       0.01    $       0.43          4,300.0
                                                ============     ============    ============

                                                 NINE MONTHS ENDED SEPT. 30,
                                                                     2002            INCREASE/(DECREASE)
                                                    2003           RESTATED         AMOUNT             %
                                                ------------     ------------    ------------     ------------
Net interest income                                                        --              --               --
         Provision for credit losses                   4,407               --           4,407               --
                                                ------------     ------------    ------------
      Net interest income after
        Provision for credit losses                   (4,407)              --          (4,407)              --

Noninterest income:
   Gain on sale of mortgage loans                     34,621           20,990          13,631             64.9
   Mortgage origination income                        23,823           17,808           6,015             33.8
   Gain on sale of Sterling Capital
     Mortgage Company                                 45,983               --          45,983               --
   Other                                               8,064            6,743           1,321             19.6
                                                ------------     ------------    ------------
      Total noninterest income                       112,491           45,541          66,950            147.0

Noninterest expense:
   Salaries and employee benefits                     24,246           20,223           4,023             19.9
   Occupancy expense                                   9,420            5,907           3,513             59.5
   Net loss and carrying costs of real
     estate acquired by foreclosure                       68               --              68               --
   Mortgage servicing rights amortization             16,615            7,983           8,632            108.1
   Technology                                            878              398             480            120.6
   Postage and delivery charges                        1,231              732             499             68.2
   Supplies                                            1,351              977             374             38.3
   Professional fees                                     773              341             432            126.7
   Minority interest expense:
     Sterling Capital Mortgage Company                    40              662            (622)           (94.0)
   Other                                               8,743            3,800           4,943            130.1
                                                ------------     ------------    ------------
      Total noninterest expense                       63,365           41,023          22,342             54.5

      INCOME FROM DISCONTINUED
         OPERATIONS BEFORE INCOME TAXES               44,719            4,518          40,201            889.8
         Provision for income taxes                   24,657            1,870          22,787          1,218.6
                                                ------------     ------------    ------------
      INCOME FROM DISCONTINUED
         OPERATIONS                             $     20,062     $      2,648    $     17,414            657.6
                                                ============     ============    ============

EARNINGS PER SHARE FROM DISCONTINUED
  OPERATIONS:
   Basic                                        $       0.45     $       0.06    $       0.39            650.0
                                                ============     ============    ============
   Diluted                                      $       0.45     $       0.06    $       0.39            650.0
                                                ============     ============    ============


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

STERLING BANCSHARES, INC.
FOOTNOTES TO EARNINGS RELEASE
(DOLLARS IN THOUSANDS)
Page 15

(1) The net interest income on a tax equivalent basis is used to calculate the net interest margin and the efficiency ratio. In order to present pretax income and resultant yields on tax-exempt investments and loans on a comparable basis to those on taxable investments and loans, a tax-equivalent adjustment is made equally to interest income and income tax expense with no effect on after tax income. The tax equivalent adjustment has been computed using a federal income tax rate of 35%.

(2) The Company adopted FASB Statement No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (SFAS 150") as of July 1, 2003. SFAS 150 requires mandatorily redeemable financial instruments to be classified as liabilities. SFAS 150 does not allow restatement of the prior quarterly periods or prior years' presentation. Beginning on July 1, 2003, the company-obligated mandatorily redeemable trust preferred securities of subsidiary trusts are shown as a liability. At December 31, 2002, the trust preferred securities are reported in the mezzanine section on the balance sheet. Minority interest expense paid on the securities is recorded as interest expense beginning July 1, 2003. The adoption of SFAS 150 had a negative impact on the net interest margin for the three months and nine months ended September 30, 2003 of 20 basis points and 7 basis points, respectively. The decrease of $28.75 million in the period end trust preferred securities at September 30, 2002 to September 30, 2003 is due to the redemption of trust securities in November 2002.

(3) Included in loans held for sale are loans of $305.8 million generated by SCMC. These loans were repaid in October 2003.


                                     -####-